SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) ofthe
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 12, 1999

                                 PATHNET, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)


     Delaware                       333-52247                     52-1941838
     --------                       ---------                     ----------
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                Number)             Identification Number)

                              1015 31st Street NW
                              Washington, DC 20007
                              --------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 625-7284

ITEM 5.   OTHER EVENTS

MANAGEMENT AND PERSONNEL CHANGES.

On February 12, 1999, the Company announced that David Schaeffer would no longer serve as Chairman of the Board or Treasurer of the Company. The Company also announced that William R. Smedberg, currently the Vice President, Finance and Corporate Development, will replace Mr. Schaeffer as Treasurer.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

               99.1         Press Release - Pathnet Announces Management Change.
















                                        2

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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PATHNET, INC.


Dated: February 12, 1999               By:/s/ William R. Smedberg, V
                                       -----------------------------
                                       Name: William R. Smedberg, V
                                       Title: Vice President,
                                               Finance and Corporate Development

                                  EXHIBIT INDEX

                                  PATHNET, INC.

                           Current Report on Form 8-K


   Exhibit No.          Description
   -----------          -----------

   Exhibit 99.1         Press Release - Pathnet Announces Management Change.